INTANGIBLE ASSETS	9 Months Ended
Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS

NOTE 8—INTANGIBLE ASSETS

The following table presents intangible asset balances (in thousands):

	September 30, 2014	December 31, 2013	Estimated Useful Lives
Definite-lived intangible assets:
Customer contracts	$982,045	$984,403	10 years
2.0 technology	17,000	17,000	8 years
Acquired technologies	11,140	4,040	3 - 6 years
Patents	6,207	—	5 years
Skypanel technology	3,813	3,814	3 years
Non-compete agreements	2,000	—	2 - 3 years
Other intellectual property	650	650	2 years
CMS technology	337	2,300	1 year

	1,023,192	1,012,207
Accumulated amortization	(283,219)	(171,493)

Definite-lived intangible assets, net	739,973	840,714

Indefinite-lived intangible assets:
IP addresses	214	—
Domain names	59	—

Total Indefinite-lived intangible assets	273	—

Total intangible assets, net	$740,246	$840,714

Identifiable intangible assets acquired by the Company in connection with the Wildfire acquisition were $2.1 million of customer contracts and $0.8 million associated with non-compete agreements entered into by certain former members of Wildfire management. Identifiable intangible assets acquired by the Company in connection with the Space Monkey acquisition were $7.1 million of Space Monkey technology and $1.2 million associated with non-compete agreements entered into by certain former members of Space Monkey management. In addition, during the nine months ended September 30, 2014, the Company acquired $6.5 million of other intangible assets related to patents, domain names and Internet Protocol (“IP”) addresses.

On March 29, 2014, the Company implemented new customer relationship management software (“CRM”). Historically, the Company’s customer management system (“CMS”) technology was used for customer support and inventory tracking. The new CRM software replaced the customer support functionality of the CMS technology. Following the CRM implementation, the CMS technology continued to be used for inventory tracking. Due to the implementation of the new CRM software, as of March 31, 2014, the Company determined there to be a significant change in the extent and manner in which the CMS technology was being used. The Company estimated the fair value of the CMS technology as of March 31, 2014 to be $0.3 million based on management experience, inquiry and assessment of the remaining functionality of this technology as it related to inventory tracking. The associated impairment loss of $1.4 million is included in operating expenses in the accompanying unaudited condensed consolidated statement of operations for the nine months ended September 30, 2014. In addition, the estimated remaining useful life of the CMS technology was evaluated and revised to one year from March 31, 2014, based on the intended use of the asset. The impact on income from continuing operations and net income from the change in the estimated remaining useful life was immaterial.

Amortization expense related to intangible assets was approximately $113.3 million and $123.4 million for the nine months ended September 30, 2014 and 2013, respectively.

Estimated future amortization expense of intangible assets, excluding patents currently in process, is as follows as of September 30, 2014 (in thousands):

2014—remaining period	$38,010
2015	136,093
2016	118,480
2017	102,113
2018	90,342
Thereafter	254,767
Future amortization associated with patents currently in process	168

Total estimated amortization expense	$739,973